Exhibit 10.5

JOINDER AND RELEASE AGREEMENT

Date:  September 2, 2014

To: JPMorgan Chase Bank, N.A., as Administrative Agent

Ladies and Gentlemen

This Joinder and Release Agreement is made and delivered pursuant to Section 2.12 of that certain Credit Agreement, dated as of  December 17, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among TECO ENERGY, INC. (the “Company”), the Lenders from time to time party thereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent, and reference is made thereto for full particulars of the matters described therein.  All capitalized terms used in this Joinder and Release Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

The Company hereby confirms, represents and warrants to the Administrative Agent and the Lenders that New Mexico Gas Company, Inc. (“NMG”) is a Subsidiary of the Company.

The Company hereby designates NMG as a Borrower under the Credit Agreement in accordance with Section 2.12 of the Credit Agreement.  In connection therewith, NMG confirms that the representations and warranties set forth in Article IV of the Credit Agreement are true and correct as of the date hereof.  From the date of this Joinder and Release Agreement and subject to the satisfaction of the requirements set forth in Section 2.12 and Section 3.2 of the Credit Agreement, (i) NMG shall be the sole “Borrower” for all purposes under the Credit Agreement, and NMG agrees to perform all of the obligations of a Borrower under, and be bound in all respects by the terms of, the Credit Agreement as if it were a signatory party thereto as Borrower; and (ii) the Company shall no longer be a party to the Credit Agreement and shall have no further rights or obligations thereunder.

NMG REQUESTS AND THIS JOINDER AND RELEASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder and Release Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TECO ENERGY, INC.

By /s/ Kim M. Caruso

     Name: Kim M. Caruso

     Title:   Treasurer

NEW MEXICO GAS COMPANY, INC.

By /s/ Kim M. Caruso

     Name: Kim M. Caruso

     Title:   Treasurer

Accepted:

JPMORGAN CHASE BANK, N.A.,
  as Administrative Agent

By /s/ Peter Christensen
      Name: Peter Christensen

      Title:   Vice President